Supplement dated October 30, 2000 to the currently effective
             Prospectus and Statement of Additional Information of
                  AEW Real Estate Securities Fund (the "Fund")


     CDC Asset Management, the investment management arm of France's Caisse des Depots Group, has completed its acquisition of Nvest, L.P. and Nvest Companies, L.P. As a result, CDC Asset Management owns, directly or indirectly, a controlling interest in certain Nvest affiliates, including AEW Management and Advisors, L.P. ("AEW"), which serves as investment adviser to the Fund.


     The Nvest-CDC Asset Management transaction involved a change of ownership of Nvest, which may be deemed to have caused a "change of control" of AEW, even though AEW's operations did not change as a result. As required by the Investment Company Act of 1940, which regulates investment companies such as the Fund, the Fund's shareholders approved a new investment advisory agreement for the Fund to assure that there is no interruption in the services AEW provides to the Fund. The new investment advisory agreement is effective as of October 30, 2000.